Fees Summary	Oct. 30, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	37,466.00
Total Transaction Valuation	271,296,193.00
Total Offset Amount	0.00
Net Fee	$ 37,466.00